UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report: July 19, 2007          Commission File Number: 0-15204

National Bankshares, Inc.

(Exact name of Registrant as specified in its charter)

Virginia	54-1375874
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

101 Hubbard Street

Blacksburg, VA 24060

(Address of principal executive offices)

Registrant’s telephone number, including area code (540) 951-6300

Page 1 of 2 Pages

ITEM 2.02. RESULTS OF OPERATIONS, FINANCIAL STATEMENTS AND

EXHIBITS

On July 19, 2007, National Bankshares, Inc. issued a press release announcing its financial results for the second quarter ended April 30, 2007. A copy of the press release is attached as Exhibit 99.1.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

(a)	Exhibits

99.1	National Bankshares, Inc. Press Release dated July 19, 2007.

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

NATIONAL BANKSHARES, INC.

Date:	July 19, 2007

By: /s/ JAMES G. RAKES
James G. Rakes Chairman President and CEO

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